Exhibit 4.14

Renovis

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[SEAL APPEARS HERE]	[SEAL APPEARS HERE]

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 759885 10 6

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE, OF

RENOVIS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

/s/ COREY S. GOODMAN	/s/ ALAN C. MENDELSON
PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

UTMA – Custodian
TEN COM –	as tenants in common	(Cust) (Minor)

TEN ENT –	as tenants by entireties	under Uniform Transfer to Minors

JT TEN –	as joint tenants with right of survivorship and not as tenants in common	Act (State)

Additional abbreviations may also be used though not in the above list.

For value received                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                   Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AGREEMENT BETWEEN RENOVIS, INC. (THE “CORPORATION”) AND WELLS FARGO SHAREOWNER SERVICES, AS RIGHTS AGENT, DATED AS OF MARCH 24, 2005, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. AS DESCRIBED IN THE AGREEMENT, RIGHTS WHICH ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY ACQUIRING PERSONS OR ASSOCIATES OR AFFILIATES THEREOF (AS DEFINED IN THE AGREEMENT) SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.